NET GAIN ON SECURITIES (Tables)	12 Months Ended
Dec. 31, 2025
NET GAIN ON SECURITIES [Abstract]
Schedule of Net Gain on Securities
This item consists of the following:

	2025	2024	2023
	S/(000)	S/(000)	S/(000)

Net gain on financial assets at fair value through profit or loss	261,572	212,907	370,049
Net gain (loss) on investments at fair value through other comprehensive income (*)	155,453	43,101	(61,255)
Net gain in associates	41,404	135,183	117,089
Impairment of investments at fair value through other comprehensive income, Note 6(b)	(53,918)	(27,947)	(4,321)
Others	(3,825)	(949)	3,582
Total	400,686	362,295	425,144
(*) As of December 31, 2025, the amount includes the effect of the securities exchange transaction with the Ministry of Economy and Finance (MEF) amounting to S/99.0 million, see Note 6(d), and an approximately S/56.0 million net realized gain on other securities.